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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS

     In connection with the Report of United Industries Corporation (the "Company") on Form 10-K for the fiscal year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Caulk, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


    Dated: March 17, 2004          By:    /S/ ROBERT L. CAULK
                                          --------------------------------------
                                   Name:  Robert L. Caulk
                                   Title: President, Chief Executive Officer and
                                   Chairman of the Board


     In connection with the Report, I, Daniel J. Johnston, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


    Dated: March 17, 2004          By:    /S/ DANIEL J. JOHNSTON
                                          --------------------------------------
                                   Name:  Daniel J. Johnston
                                   Title: Executive Vice President, Chief
                                          Financial Officer and Director
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)